UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 06, 2024

CTS CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Indiana	1-4639	35-0225010
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4925 Indiana Avenue
Lisle, Illinois		60532
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (630) 577-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	CTS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On February 6, 2024, CTS Corporation (the "Company") issued a press release providing certain results for the fourth quarter and full-year ended December 31, 2023, as more fully described in the press release. A copy of the press release is attached hereto as Exhibit 99.l and is incorporated by reference herein.

The information contained in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.l hereto, is being "furnished" to the Securities and Exchange Commission and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure.

As disclosed in the press release furnished as Exhibit 99.1, the Company will hold a live web cast on February 6, 2024, relating to the Company's financial results for the fourth quarter and full-year ended December 31, 2023. A copy of the slides to be presented during the Company's web cast and discussed in the conference call relating to such financial results is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

By filing this Current Report on Form 8-K and furnishing the information contained herein, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

The information contained in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. Furthermore, such information shall not be deemed to be incorporated by reference into any filing made by the Company under the Securities Act or the Exchange Act, except as set forth by specific reference in such filing.

Item 8.01 Other Events.

On February 2, 2024 the Board of Directors (the "Board") of the Company approved a new share repurchase program that authorizes the Company to repurchase up to $100 million of its common stock. The repurchase program has no set expiration date and supersedes and replaces the repurchase program approved by the Board in February 2023. Repurchases may be made from time to time in the open market, including, without limitation, by round lot or block transactions, including through an accelerated share repurchase, in privately negotiated transactions, or pursuant to any trading plan that may be adopted in accordance with Rule 10b-18 and Rule 10b5-1 under the Exchange Act, and applicable federal securities laws. The timing of the repurchases and the actual amount repurchased will depend on a variety of factors, including the market price of the Company's shares, general market and economic conditions, and other factors. The stock repurchase program does not obligate the Company to acquire any particular amount of common stock, and it may be terminated, modified or suspended at any time at the Company's discretion.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Earnings Release dated February 6, 2024
99.2	Slides of CTS Corporation, 4th Quarter and Full-Year 2023, dated February 6, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 6, 2024		CTS CORPORATION

	By:	/s/ Thomas M. White
Thomas M. White
Corporate Controller